                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 1995





                            FUQUA ENTERPRISES, INC.
            (Exact name of registrant, as specified in its charter)

          Delaware                                       13-1988043
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
       incorporation)


                                     1-5091
                            ------------------------
                            (Commission File Number)


                        One Atlantic Center, Suite 5000
             1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  404-815-2000
                                                            ------------

                               Not Applicable
            ----------------------------------------------------
            (Former name, former address and former fiscal year,
                        if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1995, Fuqua Enterprises, Inc. ("Fuqua") consummated the previously announced sale of 100% of the stock of its wholly-owned insurance subsidiary, American Southern Insurance Company ("American Southern"), to Atlantic American Corporation ("Atlantic"). The sale price was $34,000,000 and consisted of approximately $22,648,000 in cash and a note of approximately $11,352,000 due October, 1996. The note accrues interest at the prime rate; one-half of the interest is payable quarterly and the remaining interest is due in October, 1996.

         The sales price was determined as a result of arms-length negotiations between Fuqua and Atlantic taking into consideration many factors including the investment return, the nature of the business, prospects for growth and the desire by Fuqua to concentrate on its core manufacturing businesses.

         D. Raymond Riddle, a director of Fuqua, also serves as a director of Atlantic.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)     Pro Forma Condensed Consolidated Financial Information

         The unaudited pro forma condensed consolidated statements of income for the nine-months ended September 30, 1995 and for the year ended December 31, 1994 give effect to the sale of American Southern (which previously had been reported as a discontinued operation) as if the transaction was consummated on January 1, 1995 and January 1, 1994, respectively. The unaudited pro forma condensed consolidated balance sheet at September 30, 1995 gives effect to the sale of American Southern as if the transaction was consummated on September 30, 1995. The pro forma information should be read in conjunction with the consolidated financial statements of Fuqua which are included in Fuqua's Form 10-K for the year ended December 31, 1994 and with the condensed consolidated financial statements included in Fuqua's quarterly report on Form 10-Q for the quarter ended September 30, 1995. This unaudited pro forma condensed consolidated financial information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur as a result of the sale of American Southern.

         (c)     Exhibits.

                                                                                 Exhibits Incorporated Herein by Reference
                                                                      -------------------------------------------------------------
 Designation                                                           Document with Which Exhibit             Designation of Such
of Exhibit in                      Description of                       Was Previously Filed with                Exhibit in That
This Form 8-K                        Exhibits                                   Commission                           Document
-------------    ----------------------------------------------       ------------------------------            -------------------
    2            Stock Purchase Agreement between Atlantic            Quarterly Report on Form 10-Q                     2(b)
                 and Fuqua dated as of October 16, 1995.              for the quarterly period ended
                 (Fuqua agrees to furnish a copy of any omitted       September 30, 1995
                 schedule to the Commission upon request.)

    10(a) Promissory Note dated as of December 31, 1995 between Atlantic and Fuqua.

    99.1         Press Release dated January 2, 1996.

ITEM 7(b)

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                    FUQUA ENTERPRISES, INC. AND SUBSIDIARIES
                             (Dollars In Thousands)
                               SEPTEMBER 30, 1995


                                                                                              PRO FORMA
                                                                             HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                                             ----------      -----------      ---------
ASSETS
Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .          $  4,652       $ 22,648(1)        $ 27,300
Investments available for sale  . . . . . . . . . . . . . . . . . .             8,465                             8,465
Receivables, less allowance of $450   . . . . . . . . . . . . . . .            17,095         11,352(1)          28,447
Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23,885                            23,885
Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . . . .               970                               970
Deferred income taxes . . . . . . . . . . . . . . . . . . . . . . .               970                               970
                                                                             ------------------------------------------
   Total Current Assets   . . . . . . . . . . . . . . . . . . . . .            56,037         34,000             90,037
                                                                             ------------------------------------------

Property, plant and equipment . . . . . . . . . . . . . . . . . . .            27,967                            27,967
Less accumulated depreciation . . . . . . . . . . . . . . . . . . .           (12,898)                          (12,898)
                                                                             ------------------------------------------
   Net Property, Plant and Equipment  . . . . . . . . . . . . . . .            15,069                            15,069
                                                                             ------------------------------------------

Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .               147                               147
                                                                             ------------------------------------------

Total Assets of Continuing Operations . . . . . . . . . . . . . . .            71,253         34,000            105,253
Total Assets of Discontinued Operations   . . . . . . . . . . . . .            99,617        (99,617)(2)
                                                                             ------------------------------------------
   Total Assets   . . . . . . . . . . . . . . . . . . . . . . . . .          $170,870       $(65,617)          $105,253
                                                                             ==========================================


NOTES:

(1) This adjustment represents the $34,000,000 proceeds from the sale of American Southern consisting of cash of $22,648,000 and a note of $11,352,000, which is due October 1996.

(2) This adjustment represents removal of the assets and liabilities of American Southern which had been treated as a discontinued operation in the historical financial statements and which are assumed to be sold at September 30, 1995.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                    FUQUA ENTERPRISES, INC. AND SUBSIDIARIES
                             (Dollars In Thousands)
                               SEPTEMBER 30, 1995


                                                                                              PRO FORMA
                                                                             HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                                            ------------     -----------      ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses . . . . . . . . . . . . . . .          $  6,282                          $  6,282
Accrued income taxes  . . . . . . . . . . . . . . . . . . . . . . .              (766)                             (766)
Long-term liabilities due within one year . . . . . . . . . . . . .               257                               257
                                                                             ------------------------------------------
  Total Current Liabilities . . . . . . . . . . . . . . . . . . . .             5,773                             5,773

Deferred income taxes . . . . . . . . . . . . . . . . . . . . . . .               644                               644
Long-term liabilities . . . . . . . . . . . . . . . . . . . . . . .            28,039                            28,039
                                                                             ------------------------------------------
   Total Liabilities of Continuing Operations   . . . . . . . . . .            34,456                            34,456
   Total Liabilities of Discontinued Operations   . . . . . . . . .            64,097         $(64,097)(2)
                                                                             ------------------------------------------
     Total Liabilities  . . . . . . . . . . . . . . . . . . . . . .            98,553          (64,097)          34,456
                                                                             ------------------------------------------


Stockholders' Equity:
  Preference Stock, $1 par value:
   authorized 8,000,000 shares; none issued   . . . . . . . . . . .                 -                                 -
  Common Stock, $2.50 par value:
   authorized 20,000,000 shares; issued
   3,904,670 shares   . . . . . . . . . . . . . . . . . . . . . . .             9,759                             9,759
  Additional paid-in capital  . . . . . . . . . . . . . . . . . . .            15,140                            15,140
  Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .            48,122             (879)(3)       47,243
  Unrealized gains on investments . . . . . . . . . . . . . . . . .               671             (641)(4)           30
  Treasury stock, at cost: 70,501 shares  . . . . . . . . . . . . .            (1,375)                           (1,375)
                                                                             ------------------------------------------
     Total Stockholders' Equity   . . . . . . . . . . . . . . . . .            72,317           (1,520)          70,797
                                                                             ------------------------------------------
     Total Liabilities and Stockholders' Equity   . . . . . . . . .          $170,870         $(65,617)        $105,253
                                                                             ==========================================


NOTES:

(2) This adjustment represents removal of the assets and liabilities of American Southern which had been treated as a discontinued operation in the historical financial statements and which are assumed to be sold at September 30, 1995.

(3) This adjustment represents the loss on the sale of American Southern which would be realized if the sale transaction had occurred on September 30, 1995.

(4) This adjustment represents the removal of unrealized appreciation on the investments of American Southern which are liquidated with the sale of American Southern at September 30, 1995.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                   FUQUA ENTERPRISES, INC. AND SUBSIDIARIES
                    (In Thousands, Except Per Share Data)


                                                       FOR NINE MONTHS ENDED                           FOR YEAR ENDED
                                                        SEPTEMBER 30, 1995                            DECEMBER 31, 1994
                                            -----------------------------------------     ----------------------------------------
                                                             PRO FORMA                                    PRO FORMA
                                            HISTORICAL      ADJUSTMENTS     PRO FORMA     HISTORICAL     ADJUSTMENTS     PRO FORMA
                                            ----------      -----------     ---------     ----------     -----------     ---------
REVENUES:
  Net sales . . . . . . . . . . . . . .     $ 96,186                       $ 96,186       $126,515                       $126,515
  Investment income . . . . . . . . . .          576       $  663(1)          1,239            541        $ 541(1)          1,082
                                            -------------------------------------------------------------------------------------
  Total revenues  . . . . . . . . . . .       96,762          663            97,425        127,056          541           127,597
                                            -------------------------------------------------------------------------------------
COSTS AND EXPENSES:
  Cost of sales . . . . . . . . . . . .       83,929                         83,929        108,349                        108,349
  Selling, general and
    administrative expenses   . . . . .        7,823                          7,823          9,603                          9,603
  Interest expense  . . . . . . . . . .        1,172                          1,172            906                            906
                                            -------------------------------------------------------------------------------------
  Total costs and expenses  . . . . . .       92,924                         92,924        118,858                        118,858
                                            -------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES . . . . . . . . .        3,838          663             4,501          8,198          541             8,739
INCOME TAXES  . . . . . . . . . . . . .        1,340          265(2)          1,605          2,549          216(2)          2,765
                                            -------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS . . .     $  2,498       $  398          $  2,896       $  5,649        $ 325          $  5,974
                                            -------------------------------------------------------------------------------------
PER SHARE:
  Income from continuing operations . .     $    .65                       $    .75       $   1.46                       $   1.55
                                            -------------------------------------------------------------------------------------

Common shares and equivalents . . . . .        3,864                          3,864          3,860                          3,860
                                            -------------------------------------------------------------------------------------


NOTES:
(1) This adjustment represents interest earned on the portion of the proceeds from the sale of American Southern represented by the note which accrues interest at prime. The interest which can be earned on the cash portion of the proceeds from the sale of American Southern has not been reflected in the pro forma adjustments. Such interest at an assumed rate of 6% and before the effect of income taxes would be approximately $1,019 and $1,510 ($.16 and $.23 per share, after tax) for the nine months ended September 30, 1995 and for the year ended December 31, 1994, respectively.

(2) This adjustment represents the income taxes which would result from the additional interest income earned on the portion of the proceeds from the sale of American Southern represented by the note.

                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              FUQUA ENTERPRISES, INC.
                              (Registrant)


                              /s/ Brady W. Mullinax, Jr.
                              -------------------------------------------------
                              Brady W. Mullinax, Jr., Vice President-Finance, Treasurer and Chief Financial Officer
                              (Principal Financial and Accounting Officer
                              and Executive Officer duly authorized to sign on behalf of the registrant)



Date:  January 12, 1996

                               INDEX TO EXHIBITS



EXHIBIT                   DESCRIPTION
10(a)                     Promissory Note dated December 31, 1995 between Atlantic
                          and Fuqua

99.1                      Press Release dated January 2, 1996.
